Agreement for Administrative Services
EXHIBIT 1
This contract is for federated funds only.
(revised as of 12/01/08)
CONTRACT
DATE                      INVESTMENT COMPANY
11/1/03                      Cash Trust Series, Inc.
11/1/03                                Government Cash Series
11/1/03                                Municipal Cash Series
11/1/03                                Prime Cash Series
11/1/03                                Treasury Cash Series
11/1/03                      Cash Trust Series II
11/1/03                                Treasury Cash Series II
12/1/07                                           Cash II Shares
11/1/03                      Edward Jones Money Market Fund
11/1/03                                           Investment Shares
11/1/03                                                      Retirement Shares
11/1/03                      Edward Jones Tax-Free Money Market Fund
11/1/03                      Federated Adjustable Rate Securities Fund
11/1/03                                           Institutional Service Shares
11/1/03                                           Institutional Shares
11/1/03                      Federated American Leaders Fund, Inc.
11/1/03                                           Class A Shares
11/1/03                                           Class B Shares
11/1/03                                                      Class C Shares
11/1/03                                           Class F Shares
11/1/03                                           Class K Shares
11/1/03                      Federated Core Trust
6/1/08                                Federated Enhanced Duration Active Cash Core Fund
9/1/05                                Federated Inflation-Protected Securities Core Fund
11/1/03                                Federated Mortgage Core Portfolio
11/1/03                                High-Yield Bond Portfolio
3/1/08                      Federated Core Trust III
Federated Project and Trade Finance Core Fund
9/1/07                      Federated Enhanced Treasury Income Fund
(limited purpose of Administrative Services)
9/1/07                                           Common Shares
11/1/03                      Federated Equity Funds
11/1/03                                Federated Capital Appreciation Fund
11/1/03                                           Class A Shares
11/1/03                                           Class B Shares
11/1/03                                           Class C Shares
11/1/03                                           Class K Shares
9/1/07                                           Institutional Shares
12/1/08                                Federated Clover Mid Value Fund
12/1/08                                           Class A Shares
12/1/08                                           Class C Shares
12/1/08                                           Institutional Shares
12/1/08                                Federated Clover Small Value Fund
12/1/08                                           Class A Shares
12/1/08                                           Class C Shares
12/1/08                                           Institutional Shares
12/1/08                                Federated Clover Value Fund
12/1/08                                           Class A Shares
12/1/08                                           Class B Shares
12/1/08                                           Class C Shares
12/1/08                                           Class K Shares
12/1/08                                           Institutional Shares
3/1/07                                Federated InterContinental Fund
3/1/07                                           Class A Shares
3/1/07                                           Class B Shares
3/1/07                                           Class C Shares
3/1/07                                           Class K Shares
3/1/07                                           Institutional Shares
3/1/08                                Federated International Strategic Value Fund
3/1/08                                           Class A Shares
3/1/08                                           Class C Shares
3/1/08                                           Institutional Shares
11/1/03                                Federated Kaufmann Fund
11/1/03                                           Class A Shares
11/1/03                                           Class B Shares
11/1/03                                           Class C Shares
11/1/03                                           Class K Shares
9/17/07                                Federated Kaufmann Large Cap Fund
9/17/07                                           Class A Shares
9/17/07                                           Class C Shares
9/17/07                                           Class K Shares
9/17/07                                           Institutional Shares
11/1/03                                Federated Kaufmann Small Cap Fund
11/1/03                                           Class A Shares
11/1/03                                           Class B Shares
11/1/03                                           Class C Shares
9/1/05                                           Class K Shares
11/1/03                                Federated Market Opportunity Fund
11/1/03                                           Class A Shares
11/1/03                                           Class B Shares
11/1/03                                           Class C Shares
6/1/07                                           Institutional Shares
11/1/03                                Federated Mid Cap Growth Strategies Fund
11/1/03                                           Class A Shares
11/1/03                                           Class B Shares
11/1/03                                           Class C Shares
9/1/06                                           Class K Shares
9/1/08                                Federated Prudent Bear Fund
9/1/08                                           Class A Shares
9/1/08                                           Class C Shares
9/1/08                                           Institutional Shares
12/1/04                                Federated Strategic Value Fund
12/1/04                                           Class A Shares
12/1/04                                           Class C Shares
3/1/05                                           Institutional Shares
11/1/03                      Federated Equity Income Fund, Inc.
11/1/03                                           Class A Shares
11/1/03                                           Class B Shares
11/1/03                                           Class C Shares
11/1/03                                           Class F Shares
11/1/03                      Federated Fixed Income Securities, Inc.
11/1/03                                           Federated Strategic Income Fund
11/1/03                                           Class A Shares
11/1/03                                           Class B Shares
11/1/03                                           Class C Shares
11/1/03                                           Class F Shares
9/1/07                                           Institutional Shares
11/1/03                                           Federated Municipal Ultrashort Fund
11/1/03                                           Class A Shares
11/1/03                                           Institutional Shares
11/1/03                      Federated GNMA Trust
11/1/03                                           Institutional Service Shares
11/1/03                                           Institutional Shares
11/1/03                      Federated Government Income Securities, Inc.
11/1/03                                           Class A Shares
11/1/03                                           Class B Shares
11/1/03                                           Class C Shares
11/1/03                                           Class F Shares
11/1/03                      Federated High Income Bond Fund, Inc.
11/1/03                                           Class A Shares
11/1/03                                           Class B Shares
11/1/03                                           Class C Shares
11/1/03                      Federated High Yield Trust
11/1/03                      Federated Income Securities Trust
11/1/03                                Federated Capital Income Fund
11/1/03                                           Class A Shares
11/1/03                                           Class B Shares
11/1/03                                           Class C Shares
11/1/03                                           Class F Shares
11/1/03                                Federated Fund for U.S. Government Securities
11/1/03                                           Class A Shares
11/1/03                                           Class B Shares
11/1/03                                                      Class C Shares
11/1/03                                Federated Intermediate Corporate Bond Fund
11/1/03                                           Institutional Service Shares
11/1/03                                           Institutional Shares
11/1/03                                Federated Muni and Stock Advantage Fund
11/1/03                                           Class A Shares
11/1/03                                           Class B Shares
11/1/03                                           Class C Shares
5/29/07                                           Class F Shares
9/1/08                                Federated Prudent Global Income Fund
9/1/08                                           Class A Shares
9/1/08                                           Class C Shares
9/1/08                                           Institutional Shares
12/1/05                                Federated Real Return Bond Fund
12/1/05                                           Class A Shares
12/1/05                                           Class C Shares
12/1/05                                           Institutional Shares
11/1/03                                Federated Short-Term Income Fund
11/1/03                                           Institutional Service Shares
11/1/03                                           Institutional Shares
9/1/06                                Federated Stock and California Muni and Fund
9/1/06                                           Class A Shares
9/1/06                                           Class C Shares
11/1/03                      Federated Income Trust
11/1/03                                           Institutional Service Shares
11/1/03                                           Institutional Shares
11/1/03                      Federated Institutional Trust
11/1/03                                Federated Government Ultrashort Duration Fund
11/1/03                                           Class A Shares
11/1/03                                           Institutional Shares
11/1/03                                           Institutional Service Shares
11/1/03                                           Federated Institutional High Yield Bond Fund
12/1/07                                                      Institutional Shares
6/1/05                                           Federated Intermediate Government/Corporate Fund
6/1/05                                                      Institutional Service Shares
6/1/05                                                      Institutional Shares
11/1/03                      Federated Insurance Series
11/1/03                                Federated American Leaders Fund II
11/1/03                                           Primary Shares
11/1/03                                           Service Shares
11/1/03                                Federated Capital Income Fund II
11/1/03                                           Federated Capital Appreciation Fund II
11/1/03                                           Primary Shares
11/1/03                                           Service Shares
11/1/03                                Federated Equity Income Fund II
11/1/03                                Federated Fund for U.S. Government Securities II
11/1/03                                Federated High Income Bond Fund II
11/1/03                                           Primary Shares
11/1/03                                           Service Shares
11/1/03                                           Federated International Equity Fund II
11/1/03                                           Federated Kaufmann Fund II
11/1/03                                                      Primary Shares
11/1/03                                                      Service Shares
12/1/05                                Federated Market Opportunity Fund II
12/1/07                                           Service Shares
11/1/03                                Federated Mid-Cap Growth Strategies Fund II
11/1/03                                Federated Prime Money Fund II
11/1/03                                Federated Quality Bond Fund II
11/1/03                                           Primary Shares
11/1/03                                           Service Shares
11/1/03                      Federated Intermediate Government Fund, Inc.
11/1/03                                           Institutional Service Shares
11/1/03                                           Institutional Shares
11/1/03                      Federated International Series, Inc.
11/1/03                                Federated International Equity Fund
11/1/03                                           Class A Shares
11/1/03                                           Class B Shares
11/1/03                                           Class C Shares
11/1/03                                Federated International Bond Fund
11/1/03                                           Class A Shares
11/1/03                                                      Class B Shares
11/1/03                                           Class C Shares
11/1/03                      Federated Investment Series Funds, Inc.
11/1/03                                Federated Bond Fund
11/1/03                                           Class A Shares
11/1/03                                           Class B Shares
11/1/03                                           Class C Shares
11/1/03                                           Class F Shares
9/1/07                                           Institutional Shares
11/1/03                      Federated Managed Allocation Portfolios
9/1/05                                Federated Balanced Allocation Fund
9/1/05                                           Class A Shares
9/1/05                                           Class B Shares
9/1/05                                           Class C Shares
12/1/05                                Federated Target ETF Fund 2015
12/1/05                                           Class A Shares
12/1/05                                           Class K Shares
12/1/05                                           Institutional Shares
12/1/05                                Federated Target ETF Fund 2025
12/1/05                                           Class A Shares
12/1/05                                           Class K Shares
12/1/05                                           Institutional Shares
12/1/05                                Federated Target ETF Fund 2035
12/1/05                                           Class A Shares
12/1/05                                           Class K Shares
12/1/05                                           Institutional Shares
12/1/05                      Federated Managed Pool Series
12/1/05                                Federated Corporate Bond Strategy Portfolio
12/1/05                                Federated High-Yield Strategy Portfolio
12/1/05                                Federated International Bond Strategy Portfolio
12/1/05                                Federated Mortgage Strategy Portfolio
7/31/06                      Federated MDT Series
7/31/06                                Federated MDT All Cap Core Fund
7/31/06                                           Class A Shares
7/31/06                                           Class C Shares
9/1/06                                           Class K Shares
7/31/06                                           Institutional Shares
7/31/06                                Federated MDT Balanced Fund
7/31/06                                           Class A Shares
7/31/06                                           Class C Shares
9/1/06                                           Class K Shares
7/31/06                                           Institutional Shares
7/31/06                                Federated MDT Large Cap Growth Fund
7/31/06                                           Class A Shares
3/1/07                                           Class B Shares
7/31/06                                           Class C Shares
7/31/06                                           Institutional Shares
12/1/07                                Federated MDT Large Cap Value Fund
12/1/07                                           Class A Shares
12/1/07                                           Class C Shares
12/1/07                                           Class K Shares
12/1/07                                           Institutional Shares
7/31/06                                Federated MDT Mid Cap Growth Fund
7/31/06                                           Class A Shares
7/31/06                                           Class C Shares
7/31/06                                           Institutional Shares
7/31/06                                Federated MDT Small Cap Value Fund
7/31/06                                           Class A Shares
7/31/06                                           Class C Shares
7/31/06                                           Institutional Shares
7/31/06                                Federated MDT Small Cap Core Fund
7/31/06                                           Class A Shares
7/31/06                                           Class C Shares
7/31/06                                           Institutional Shares
7/31/06                                Federated MDT Small Cap Growth Fund
7/31/06                                           Class A Shares
12/1/07                                           Class B Shares
7/31/06                                           Class C Shares
7/31/06                                           Institutional Shares
7/31/06                                Federated MDT Tax Aware/All Cap Core Fund
7/31/06                                           Class A Shares
7/31/06                                           Class C Shares
7/31/06                                           Institutional Shares
11/1/03                      Federated Municipal Securities Fund, Inc.
11/1/03                                           Class A Shares
11/1/03                                           Class B Shares
11/1/03                                           Class C Shares
5/29/07                                           Class F Shares
11/1/03                      Federated Municipal Securities Income Trust
11/1/03                                Federated California Municipal Income Fund
11/1/03                                           Class B Shares
11/1/03                                           Class A Shares
11/1/03                                Federated Michigan Intermediate Municipal Trust
12/1/04                                           Class A Shares
6/1/06                                Federated Municipal High Yield Advantage Fund
6/1/06                                           Class A Shares
6/1/06                                           Class B Shares
6/1/06                                           Class C Shares
6/1/06                                           Class F Shares
11/1/03                                Federated New York Municipal Income Fund
11/1/03                                                      Class B Shares
11/1/03                                           Class F Shares
11/1/03                                Federated Ohio Municipal Income Fund
9/1/08                                           Class A Shares
11/1/03                                           Class F Shares
11/1/03                                Federated North Carolina Municipal Income Fund
Class A Shares
11/1/03                                Federated Pennsylvania Municipal Income Fund
11/1/03                                           Class A Shares
11/1/03                                           Class B Shares
11/1/03                      Federated Premier Intermediate Municipal Income Fund
(limited purpose of Administrative Services)
11/1/03	Common Shares
Auction Market Preferred Shares
11/1/03                      Federated Premier Municipal Income Fund
(limited purpose of Administrative Services)
11/1/03	Common Shares
Auction Market Preferred Shares
11/1/03                      Federated Short-Term Municipal Trust
7/1/06                                           Class A Shares
11/1/03                                           Institutional Service Shares
11/1/03                                           Institutional Shares
6/1/08                      Federated Stock and Bond Fund
6/1/08                                           Class A Shares
6/1/08                                           Class B Shares
6/1/08                                           Class C Shares
6/1/08                                           Class K Shares
11/1/03                      Federated Stock Trust
11/1/03                      Federated Total Return Government Bond Fund
11/1/03                                           Institutional Service Shares
11/1/03                                           Institutional Shares
11/1/03                      Federated Total Return Series, Inc.
11/1/03                                Federated Mortgage Fund
11/1/03                                           Institutional Shares
11/1/03                                           Institutional Service Shares
11/1/03                                Federated Total Return Bond Fund
11/1/03                                           Class A Shares
11/1/03                                           Class B Shares
11/1/03                                           Class C Shares
11/1/03                                           Class K Shares
11/1/03                                           Institutional Shares
11/1/03                                           Institutional Service Shares
11/1/03                                Federated Ultrashort Bond Fund
11/1/03                                           Class A Shares
11/1/03                                           Institutional Shares
11/1/03                                           Institutional Service Shares
11/1/03                      Federated U.S. Government Bond Fund
11/1/03                      Federated U.S. Government Securities Fund: 1-3 Years
11/1/03                                                      Class Y Shares
11/1/03                                           Institutional Service Shares
11/1/03                                           Institutional Shares
11/1/03                      Federated U.S. Government Securities Fund: 2-5 Years
11/1/03                                           Class K Shares
11/1/03                                           Institutional Service Shares
11/1/03                                           Institutional Shares
11/1/03                      Federated World Investment Series, Inc.
11/1/03                                Federated International High Income Fund
11/1/03                                           Class A Shares
11/1/03                                           Class B Shares
11/1/03                                           Class C Shares
5/29/07                                           Class F Shares
11/1/03                                Federated International Small-Mid Company Fund
11/1/03                                           Class A Shares
11/1/03                                           Class B Shares
11/1/03                                           Class C Shares
3/1/08                                           Institutional Shares
11/1/03                                Federated International Value Fund
11/1/03                                           Class A Shares
11/1/03                                           Class B Shares
11/1/03                                           Class C Shares
11/1/03                      Intermediate Municipal Trust
11/1/03                                Federated Intermediate Municipal Trust
11/1/03                                           Class Y Shares
11/1/03                                           Institutional Shares
11/1/03                      Money Market Obligations Trust
11/1/03                                Alabama Municipal Cash Trust
11/1/03                                Arizona Municipal Cash Trust
11/1/03                                           Institutional Service Shares
11/1/03                                Automated Cash Management Trust
11/1/03                                           Institutional Shares
11/1/03                                           Cash II Shares
9/1/06                                           Class K Shares
11/1/03                                Automated Government Cash Reserves
12/1/07                                           Institutional Service Shares
11/1/03                                Automated Government Money Trust
11/1/03                                California Municipal Cash Trust
11/1/03                                                      Cash II Shares
12/1/04                                           Institutional Capital Shares
11/1/03                                           Institutional Service Shares
11/1/03                                           Institutional Shares
11/1/03                                Connecticut Municipal Cash Trust
12/1/04                                           Cash Series Shares
11/1/03                                           Institutional Service Shares
12/1/04                                Federated Capital Reserves Fund
12/1/04                                Federated Government Reserves Fund
11/1/03                                Federated Master Trust
11/1/03                                Federated Short-Term U.S. Government Trust
11/1/03                                Federated Tax-Free Trust
11/1/03                                Florida Municipal Cash Trust
11/1/03                                           Cash II Shares
12/1/04                                           Cash Series Shares
11/1/03                                           Institutional Shares
11/1/03                                Georgia Municipal Cash Trust
11/1/03                                Government Obligations Fund
12/1/04                                           Institutional Capital Shares
11/1/03                                           Institutional Service Shares
11/1/03                                           Institutional Shares
11/1/03                                           Trust Shares
11/1/03                                Government Obligations Tax Managed Fund
11/1/03                                           Institutional Service Shares
11/1/03                                           Institutional Shares
11/1/03                                Liberty U.S. Government Money Market Trust
11/1/03                                           Class A Shares
11/1/03                                           Class B Shares
3/1/05                                           Class C Shares
3/1/05                                           Class F Shares
11/1/03                                Maryland Municipal Cash Trust
11/1/03                                Massachusetts Municipal Cash Trust
12/1/04                                                      Cash Series Shares
11/1/03                                           Institutional Service Shares
11/1/03                                Michigan Municipal Cash Trust
11/1/03                                           Institutional Service Shares
11/1/03                                           Institutional Shares
11/1/03                                Minnesota Municipal Cash Trust
11/1/03                                           Cash Series Shares
11/1/03                                           Institutional Shares
11/1/03                                Money Market Management
9/1/07                                           Eagle Shares
9/1/07                                           Premier Shares
11/1/03                                Municipal Obligations Fund
11/1/03                                           Institutional Capital Shares
11/1/03                                           Institutional Service Shares
11/1/03                                           Institutional Shares
11/1/03                                New Jersey Municipal Cash Trust
12/1/04                                           Cash Series Shares
11/1/03                                           Institutional Service Shares
11/1/03                                           Institutional Shares
11/1/03                                New York Municipal Cash Trust
11/1/03                                           Cash II Shares
12/1/04                                           Cash Series Shares
11/1/03                                           Institutional Service Shares
12/1/04                                           Institutional Shares
11/1/03                                North Carolina Municipal Cash Trust
11/1/03                                Ohio Municipal Cash Trust
11/1/03                                           Cash II Shares
11/1/03                                           Institutional Service Shares
11/1/03                                           Institutional Shares
11/1/03                                Pennsylvania Municipal Cash Trust
11/1/03                                           Cash Series Shares
11/1/03                                           Institutional Service Shares
11/1/03                                           Institutional Shares
11/1/03                                Prime Cash Obligations Fund
11/1/03                                           Institutional Capital Shares
11/1/03                                           Institutional Service Shares
11/1/03                                           Institutional Shares
11/1/03                                Prime Management Obligations Fund
12/1/04                                           Institutional Capital Shares
12/1/04                                           Institutional Service Shares
11/1/03                                           Institutional Shares
11/1/03                                Prime Obligations Fund
11/1/03                                           Institutional Service Shares
11/1/03                                           Institutional Shares
11/1/03                                           Trust Shares
11/1/03                                Prime Value Obligations Fund
11/1/03                                           Institutional Capital Shares
11/1/03                                           Institutional Service Shares
11/1/03                                           Institutional Shares
11/1/03                                Tax-Free Obligations Fund
11/1/03                                           Institutional Service Shares
11/1/03                                           Institutional Shares
11/1/03                                Tax-Free Instruments Trust
11/1/03                                           Investment Shares
11/1/03                                           Institutional Service Shares
11/1/03                                Treasury Obligations Fund
11/1/03                                           Institutional Capital Shares
11/1/03                                           Institutional Service Shares
11/1/03                                           Institutional Shares
11/1/03                                Trust for U.S. Treasury Obligations
11/1/03                                U.S. Treasury Cash Reserves
11/1/03                                           Institutional Service Shares
11/1/03                                           Institutional Shares
11/1/03                                Virginia Municipal Cash Trust
12/1/04                                           Cash Series Shares
11/1/03                                           Institutional Service Shares
11/1/03                                           Institutional Shares